PRIMECAP ODYSSEY FUNDS

PRIMECAP ODYSSEY STOCK FUND
PRIMECAP ODYSSEY GROWTH FUND
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

SUPPLEMENT DATED JUNE 21, 2016 TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED FEBRUARY 29, 2016

This supplement provides new and additional information that affects information contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective June 20, 2016, PRIMECAP Management Company relocated to a new business address. Accordingly, the following replaces the first paragraph of the section entitled, “The Advisor” on page 19 of the Prospectus and the final paragraph on page 24 of the SAI:

Prospectus

The Advisor

PRIMECAP Management Company, 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105, the investment advisor to all three Funds, is an investment advisory firm founded in 1983. The Advisor also provides investment advisory services to other mutual funds as well as to institutional clients such as endowment funds, foundations, employee benefit plans, and sovereign wealth funds. As of December 31, 2015, the Advisor managed approximately $102.6 billion in assets. For its services to the Funds, the Advisor receives a fee paid monthly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the fiscal year ended October 31, 2015, the Advisor received advisory fees of 0.55% of the average daily net assets of each Fund.

SAI

Investment Advisor

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), each Fund is managed by PRIMECAP Management Company, located at 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105, an investment advisor registered with the Commission. PRIMECAP Management Company is controlled by Mitchell J. Milias, Theo A. Kolokotrones, and Joel P. Fried, who also serve as directors of the firm. Alfred W. Mordecai and M. Mohsin Ansari hold ownership stakes in the Advisor and also serve as directors. Mr. Milias serves as its Chairman Emeritus and Treasurer, Mr. Kolokotrones as its Chairman, Mr. Fried as its President, Mr. Mordecai, as its Vice Chairman, and Mr. Ansari as its Executive Vice President.

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Please retain this supplement for future reference.